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    As filed with the Securities and Exchange Commission on January 11, 2002


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of report (date of earliest event reported):

                                January 11, 2002

North Carolina                     1-15929                      56-2155481
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(State or other                 (Commission                   (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)

          410 S. Wilmington Street, Raleigh, North Carolina 27601-1748
          ------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (919) 546-6111
                                                     --------------

                                      None
          ------------------------------------------------------------
          (former name or former address if changed since last report)

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ITEM 9:  REGULATION FD DISCLOSURE

         The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The furnishing of this report is not intended to constitute a determination by Progress Energy, Inc. that the information is material or that the dissemination of the information is required by Regulation FD.

         On January 11, 2002, Progress Energy issued a press release announcing that it has entered into a letter of intent with Westchester Gas Company to acquire approximately 215 producing gas wells, 52 miles of intrastate pipeline and 170 miles of gas gathering systems. The total consideration for the transaction is expected to be approximately $153 million, including approximately $135 million in Progress Energy common stock and approximately $18 million in cash. A copy of the press release is being furnished as Exhibit
99.1. Exhibit 99.1 is incorporated by reference into this Item 9.

         Progress Energy regards any information provided in the press release to be current and accurate only as of the date of the press release and specifically disclaims any duty to update such information unless it is necessary to do so in accordance with applicable law.

         This report, including the press release, regarding Progress Energy contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Examples of factors that you should consider with respect to any forward-looking statements made throughout this document include but are not limited to, the following: governmental policies and regulatory actions; general industry trends; changes in the economy of areas served by Carolina Power & Light Company, North Carolina Natural Gas Company or Florida Progress Corporation; legislative and regulatory initiatives that impact the speed and degree of industry restructuring; ability to obtain adequate and timely rate recovery of costs, including potential stranded costs arising from industry restructuring; competition from other energy and gas suppliers; the success of Progress Energy's direct and indirect subsidiaries; weather conditions and catastrophic weather-related damage; market demand for energy; inflation; capital market conditions; unanticipated changes in operating expenses and capital expenditures; and legal and administrative proceedings and other factors and uncertainties disclosed from time to time. All such factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond the control of Progress Energy. New factors emerge from time to time, and it is not possible for management to predict all of such factors, nor can it assess the effect of each such factor on Progress Energy.

         Any forward-looking statement speaks only as of the date on which such statement is made, and Progress Energy does not undertake any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PROGRESS ENERGY, INC.
                                               Registrant

                                               By:  /s/ Peter M. Scott III
                                                    -----------------------
                                                    Peter M. Scott III
                                                    Executive Vice President and
                                                    Chief Financial Officer

Date:  January 11, 2002

                                INDEX TO EXHIBITS

Exhibit No.                              Description
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99.1                                     Press Release, dated January 11, 2002

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